LETTER TO STOCKHOLDERS

We submit herewith the summary financial information of The Adams Express Company (the Company) for the nine months ended September 30, 2011.

Net assets of the Company at September 30, 2011 were $10.76 per share on 88,924,926 shares outstanding, compared with $12.65 per share at December 31, 2010 on 88,885,186 shares outstanding. On March 1, 2011, a distribution of $0.05 per share was paid, consisting of $0.02 from 2010 investment income, $0.01 from 2010 short-term capital gain, $0.01 from 2010 long-term capital gain, and $0.01 from 2011 investment income, all taxable in 2011. A 2011 investment income dividend of $0.05 per share was paid June 1, 2011, and another $0.05 per share investment income dividend was paid September 1, 2011.

Net investment income for the nine months ended September 30, 2011 amounted to $9,486,010, compared with $9,045,923 for the same nine month period in 2010. These earnings are equal to $0.11 and $0.10 per share, respectively.

Net capital gain realized on investments for the nine months ended September 30, 2011 amounted to $35,610,153, or $0.40 per share.

For the nine months ended September 30, 2011, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was (13.8)%. The total return on the market price of the Company’s shares for the period was (12.9)%. These compare to a (8.7)% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and a (10.6)% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended September 30, 2011, the Company’s total return on net asset value was (4.2)% and on market price was (3.0)%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were 1.1% and (1.5)%, respectively.

As announced on September 8, 2011, the Company has committed to distribute annually to its stockholders a per share amount equal to 6% of the average month-end market price of the Company’s Common Stock on the NYSE for the twelve months ended October 31. This commitment recognizes our history of distributions to stockholders and makes clear our future intentions. More details on the distribution commitment may be found on the Company’s website at www.adamsexpress.com.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, links for electronic delivery of stockholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober

Chairman and

Chief Executive Officer

David D. Weaver

President

October 13, 2011

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2011	2010
At September 30:
Net asset value per share	$10.76	$11.78
Market price	9.21	9.96
Shares outstanding	88,924,926	87,428,532
Total net assets	957,010,424	1,029,561,550
Unrealized appreciation (depreciation)	(40,613,122)	62,748,859

For the nine months ended September 30:
Net investment income	9,486,010	9,045,923
Net realized gain	35,610,153	20,412,767
Total return (based on market price)	(12.9)%	0.1%
Total return (based on net asset value)	(13.8)%	0.1%

Key ratios:
Net investment income to average net assets (annualized)	1.12%	1.18%
Expenses to average net assets (annualized)	0.52%	0.58%
Portfolio turnover	17.10%	9.48%
Net cash & short-term investments to net assets	3.8%	1.7%

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Distribution Rate**
2006	$0.23	$0.04	$0.63	$0.90	1.7%	6.8%
2007	0.32	0.08	0.63	1.03	2.2	7.1
2008	0.26	0.01	0.37	0.64	2.3	5.7
2009	0.15	0.05	0.25	0.45	1.7	5.2
2010	0.14	0.09	0.28	0.51	1.4	5.1

				Average:	1.9%	6.0%

*	The dividend yield is the total income dividends during the year divided by the average month-end market price of the Company’s Common Stock for the year.
**	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Company’s Common Stock for the year.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2011

(unaudited)

	Shares
	Additions	Reductions	Held Sept. 30, 2011
ACE Ltd.	140,000		140,000
Avon Products, Inc.	30,000		359,600
BorgWarner, Inc. .	150,000		150,000
Capital One Financial Corp.	240,000		240,000
Caterpillar Inc.	60,000		200,000
Celgene Corp.	38,300		200,000
F5 Networks, Inc.	35,000		85,000
FedEx Corp.	20,000		135,000
Honeywell International Inc.	240,000		240,000
Peabody Energy Corp.	16,000		44,400
Philip Morris International Inc.	140,000		140,000
PNC Financial Services Group, Inc.	20,000	65,000	225,000
Schlumberger Ltd.	80,000		80,000
T. Rowe Price Group, Inc.	75,000		275,000
United Rentals, Inc.	215,300		215,300
United Technologies Corp.	40,000	65,000	105,000
American Express Corp.		215,000	135,000
Automatic Data Processing, Inc.		32,100	267,900
CF Industries Holdings, Inc.		3,500	31,531
Cliffs Natural Resources Inc.		39,000	81,000
Coca-Cola Co.		25,000	200,000
Curtiss-Wright Corp.		225,059	94,941
Dow Chemical Co.		40,000	360,000
Emerson Electric Co.		100,000	100,000
Exxon Mobil Corp.		100,000	115,000
Freeport-McMoRan Copper & Gold Inc.		25,300	227,700
General Electric Co.		218,000	490,000
Goodrich Corp.		25,000	100,000
Intel Corp.		50,000	790,000
McDonald’s Corp.		10,000	240,000
MDU Resources Group, Inc.		30,500	442,600
Morgan Stanley		100,000	300,000
Oracle Corp.		100,000	1,000,000
Potash Corporation of Saskatchewan Inc.		17,300	156,100
Praxair, Inc.		7,500	67,500
Procter & Gamble Co.		35,000	280,000
State Street Corp.		193,000	—
Unilever plc ADR		20,000	480,000
UnitedHealth Group Inc.		20,000	227,500

PORTFOLIO SUMMARY

September 30, 2011

(unaudited)

 Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$49,464,828	5.2%
Apple Inc.	36,212,100	3.8
Oracle Corp.	28,740,000	3.0
McDonald’s Corp.	21,076,800	2.2
PepsiCo, Inc.	18,570,000	1.9
Chevron Corp.	18,504,000	1.9
Procter & Gamble Co.	17,690,400	1.8
Microsoft Corp.	17,423,000	1.8
JPMorgan Chase & Co.	16,867,200	1.8
Intel Corp.	16,850,700	1.8

Total	$241,399,028	25.2%
*Non-controlled affiliate

Sector Weightings

SCHEDULE OF INVESTMENTS

September 30, 2011

(unaudited)

	Shares	Value (A)
Stocks — 96.2%
Consumer — 21.5%
Consumer Discretionary — 10.5%
BorgWarner, Inc. (C)	150,000	$9,079,500
Columbia Sportswear Co. (B)	200,000	9,280,000
Lowe’s Companies, Inc.	600,000	11,604,000
Marriot International Inc. (Class A)	300,000	8,172,000
McDonald’s Corp.	240,000	21,076,800
Newell Rubbermaid Inc.	400,000	4,748,000
Ryland Group, Inc. (B)	613,500	6,533,775
Target Corp.	320,000	15,692,800
Walt Disney Co.	480,000	14,476,800

		100,663,675

Consumer Staples — 11.0%
Avon Products, Inc.	359,600	7,048,160
Bunge Ltd.	155,000	9,034,950
Coca-Cola Co.	200,000	13,512,000
CVS/Caremark Corp.	295,000	9,906,100
PepsiCo, Inc. (G)	300,000	18,570,000
Philip Morris International Inc.	140,000	8,733,200
Procter & Gamble Co.	280,000	17,690,400
Safeway Inc.	340,000	5,654,200
Unilever plc ADR (B)	480,000	14,971,200

		105,120,210

Energy — 11.4%
Chevron Corp.	200,000	18,504,000
CONSOL Energy Inc.	73,700	2,500,641
Exxon Mobil Corp. (G)	115,000	8,352,450
Halliburton Co.	150,000	4,578,000
National Oilwell Varco, Inc. (F)	100,000	5,122,000
Peabody Energy Corp.	44,400	1,504,272
Petroleum & Resources Corporation (D)	2,186,774	49,464,828
Schlumberger Ltd.	80,000	4,778,400
Spectra Energy Corp.	405,780	9,953,783
Transocean Ltd. (C)	95,000	4,535,300

		109,293,674

Financials — 12.0%
Banks — 2.7%
PNC Financial Services Group, Inc.	225,000	10,842,750
Wells Fargo & Co.	635,000	15,316,200

		26,158,950

Diversified Financials — 6.9%
American Express Co.	135,000	6,061,500
Bank of America Corp.	1,385,000	8,476,200
Bank of New York Mellon Corp.	403,775	7,506,177
Capital One Financial Corp.	240,000	9,511,200
JPMorgan Chase & Co.	560,000	16,867,200
Morgan Stanley	300,000	4,050,000
T. Rowe Price Group, Inc.	275,000	13,136,750

		65,609,027

Insurance — 2.4%
ACE Ltd.	140,000	8,484,000
Prudential Financial, Inc.	310,000	14,526,600

		23,010,600

Health Care — 13.4%
Abbott Laboratories	200,000	10,228,000
Bristol-Myers Squibb Co.	159,061	4,991,334
Celgene Corp. (C)	200,000	12,384,000
Gilead Sciences, Inc. (C)	250,000	9,700,000
Hospira, Inc. (C)	175,000	6,475,000
Johnson & Johnson	255,000	16,246,050
Life Technologies Corp. (C)	200,000	7,686,000
Medtronic, Inc.	350,000	11,634,000
Pfizer Inc.	800,000	14,144,000
Senomyx, Inc. (C)	1,284,400	4,508,244
Teva Pharmaceutical Industries Ltd. ADR	330,000	12,282,600
UnitedHealth Group Inc.	227,500	10,492,300
Zimmer Holdings, Inc. (C)	150,000	8,025,000

		128,796,528

Industrials — 10.2%
Caterpillar Inc.	200,000	14,768,000
Curtiss-Wright Corp.	94,941	2,737,149
Emerson Electric Co.	100,000	4,131,000
FedEx Corp.	135,000	9,136,800
General Electric Co.	490,000	7,467,600
Goodrich Corp.	100,000	12,068,000
Honeywell International Inc.	240,000	10,538,400
Masco Corp.	825,000	5,874,000
Norfolk Southern Corp.	200,000	12,204,000
Spirit AeroSystems Holdings Inc. (Class A) (C)	500,000	7,975,000
United Rentals, Inc. (B)(C)	215,300	3,625,652
United Technologies Corp.	105,000	7,387,800

		97,913,401

Information Technology — 21.2%
Semiconductors — 2.5%
Broadcom Corp. (C)	200,000	6,658,000
Intel Corp.	790,000	16,850,700

		23,508,700

Software & Services — 8.7%
Automatic Data Processing, Inc.	267,900	12,631,485
Cognizant Technology Solutions Group (Class A) (C)	150,000	9,405,000
Google Inc. (Class A) (C)(F)	30,000	15,431,400
Microsoft Corp.	700,000	17,423,000
Oracle Corp.	1,000,000	28,740,000

		83,630,885

Technology Hardware & Equipment — 10.0%
ADTRAN, Inc.	318,400	8,424,864
Apple Inc. (C)(F)	95,000	36,212,100
Cisco Systems, Inc.	850,000	13,166,500
F5 Networks, Inc. (C)(F)	85,000	6,039,250
Hewlett-Packard Co.	300,000	6,735,000
NetApp, Inc. (C)	300,000	10,182,000
QUALCOMM Inc.	300,000	14,589,000

		95,348,714

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2011

(unaudited)

	Principal/ Shares	Value (A)
Materials — 4.4%
Air Products and Chemicals, Inc.	35,000	$2,672,950
CF Industries Holdings, Inc. (F)	31,531	3,890,610
Cliffs Natural Resources Inc. (F)	81,000	4,144,770
Dow Chemical Co.	360,000	8,085,600
Freeport-McMoRan Copper & Gold Inc.	227,700	6,933,465
Potash Corporation of Saskatchewan Inc. (F)	156,100	6,746,642
Praxair, Inc. (F)	67,500	6,309,900
Teck Resources Ltd. (Class B)	100,000	2,919,000

		41,702,937

Utilities — 2.1%
MDU Resources Group, Inc.	442,600	8,493,494
Northeast Utilities	350,000	11,777,500

		20,270,994

Total Common Stocks (Cost $960,889,318)		921,028,295

Short-Term Investments — 2.7%
Time Deposits — 2.7%
Citibank, 0.03%, due 10/3/11	$6,157,702	6,157,702
M&T Bank, 0.90%	$20,000,000	20,000,000

		26,157,702

Money Market Funds — 0.0%
Fidelity Institutional Money Market – Government Portfolio, 0.01% (E)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (E)	10,000	10,000
Vanguard Federal Money Market, 0.01% (E)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.02% (E)	10,000	10,000

		40,000

Total Short-Term Investments (Cost $26,197,702)		26,197,702

Securities Lending Collateral — 1.3% (Cost $12,210,186)
Money Market Funds — 1.3%
Invesco Short-Term Investment Trust — Liquid Assets Portfolio (Institutional Class), 0.11% (E)	12,210,186	12,210,186

Total Investments — 100.2% (Cost $999,297,206)		959,436,183
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.2)%		(2,425,759

Net Assets — 100.0%		$957,010,424

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $13,154,593.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $13,200,000.

This report is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

Dividend Payment Schedule

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gain earned through October 31 and, if applicable, a return of capital. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts a link to its Forms N-Q on its website at www.adamsexpress.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2011 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website at www.adamsexpress.com under the headings “About Adams Express” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Privacy Policy

In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [3,4]	Thomas H. Lenagh [2,4]
Kenneth J. Dale [2,4]	Kathleen T. McGahran [1,3,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3],5
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer
David D. Weaver, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Richard A. Church	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
D. Cotton Swindell, CFA	Vice President—Research
Brian S. Hook, CFA, CPA	Treasurer
Christine M. Sloan, CPA	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/11)	$9.21
Net Asset Value (9/30/11)	$10.76
Discount:	14.4%

New York Stock Exchange ticker symbol: ADX

NASDAQ Quotation Symbol for NAV: XADEX

Distributions in 2011

From Investment Income	$0.13
From Net Realized Gains	0.02

Total	$0.15

2011 Dividend Payment Dates

March 1, 2011

June 1, 2011

September 1, 2011

December 27, 2011*

*Anticipated